                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement             / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

/X/ Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 F&M BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

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(3) Filing party:

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(4) Date filed:

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
                               [F&M BANCORP LOGO]
                            110 Thomas Johnson Drive
                           Frederick, Maryland  21702



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


         The Annual Meeting of Stockholders of F&M Bancorp ("Bancorp") will be held at the Holiday Inn FSK, Room FSK B, 5400 Holiday Drive, Frederick, Maryland, on Tuesday, April 16, 1996, at 10:00 a.m., for the following purposes:

         (1)  To elect 14 directors of Bancorp; and

         (2) To consider and act upon such other business as may properly come before the meeting.

         Stockholders of Bancorp of record on January 26, 1996 will be entitled to notice of and to vote at the meeting or any adjournments thereof.

                                        By Order of the Board of Directors,



                                        Gordon M. Cooley
                                        Secretary
Frederick, Maryland
March 13, 1996

                      IMPORTANT -- YOUR PROXY IS ENCLOSED

         EVEN THOUGH YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY MAIL IT IN THE RETURN ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING AND DECIDE THAT YOU WISH TO VOTE IN PERSON, OR FOR ANY OTHER REASON DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME PRIOR TO ITS USE.

                                PROXY STATEMENT

                                  INTRODUCTION

         This Proxy Statement is furnished to stockholders of F&M Bancorp ("Bancorp") in connection with the solicitation of proxies by Bancorp's Board of Directors to be used at the annual meeting of stockholders described in the accompanying notice and at any adjournments thereof. The purpose of the meeting is to elect 14 directors of Bancorp and to transact such other business as may properly come before the meeting. The Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about March 13, 1996.

         The accompanying proxy is solicited by the Board of Directors of Bancorp. The Board of Directors has selected Faye E. Cannon, David R. Stauffer, and Alice E. Stonebreaker, or any two of them, to act as proxies with full power of substitution. Any stockholder executing a proxy has the power to revoke the proxy at any time before it is voted. This right of revocation is not limited or subject to compliance with any formal procedure. Any stockholder may attend the meeting and vote in person whether or not he has previously given a proxy.

         The record of stockholders entitled to notice of and to vote at the annual meeting was taken as of the close of business on January 26, 1996. At that date there were outstanding and entitled to vote 4,419,424 shares of Common Stock, par value $5.00 per share.

         In the election of directors, each share is entitled to one vote for each director to be elected; cumulative voting is not permitted. For all other matters each share is entitled to one vote.

         The cost of solicitation of proxies and preparation of proxy materials will be borne by Bancorp. Bancorp does not expect to compensate anyone for the solicitation of proxies but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for expenses they incur in sending proxy materials to principals and in obtaining proxies. In addition to solicitation of proxies by mail, proxies may be solicited personally or by telephone or telegram by directors, officers, and employees of Bancorp or Farmers and Mechanics National Bank (the "Bank") without additional compensation to them.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth alphabetically, as of January 26, 1996, the amount of the Company's Common Stock beneficially owned by each of its directors and nominees, each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group, based upon information obtained from such persons:

                                                    TOTAL SHARES                PERCENT
NAME OF INDIVIDUAL                               BENEFICIALLY OWNED             OF CLASS
------------------                               ------------------             --------
R. Carl Benna                                          9,976                       *
John D. Brunk                                         13,564 (1)                   *
Beverly B. Byron                                         220                       *
Faye E. Cannon                                        11,047 (2)                   *
Martha E. Church                                       1,369                       *
Albert H. Cohen                                       74,280 (3)                  1.7
Gordon M. Cooley                                      18,642 (4)                   *
George B. Delaplaine, Jr.                             63,897 (5)                  1.4
Maurice A. Gladhill                                   37,585 (6)                   *
Charles W. Hoff, III                                  16,537 (7)                   *
Robert K. Moler                                       22,539 (8)                   *
Charles A. Nicodemus                                  38,818 (9)                   *
David R. Stauffer                                      8,098 (10)                  *
Alice E. Stonebreaker                                 15,969 (11)                  *
H. Deets Warfield, Jr.                                 9,799 (12)                  *
John C. Warfield                                      16,907 (13)                  *
Thomas R. Winkler                                      1,084                       *
All Executive Officers and
  Directors as a group (24 persons)                  393,801 (14)                 8.9

-------------------------

*Indicates holdings of less than one percent

(1) Includes 9,498 shares owned by family members and as to which Mr. Brunk has voting and disposition powers.
(2) Includes 2,303 shares owned jointly with family members and as to which Ms. Cannon has joint voting and disposition powers and 8,512 shares in the form of options exercisable within 60 days.
(3) Includes 44,088 shares owned jointly with a family member and as to which Mr. Cohen has joint voting and disposition powers, and 21,795 shares owned by family members and as to which Mr. Cohen has voting and disposition powers.
(4) Includes 7,384 shares owned by family members and 8,622 shares in the form of options exercisable within 60 days.
(5) Includes l,758 shares owned by a family member, 35,441 shares owned by a corporation controlled by Mr. Delaplaine and as to which he has voting and disposition powers, 11,167 shares owned by a family trust and as to which Mr. Delaplaine has voting and disposition powers, and 4,364 shares held in the marital trust of a family member of which Mr. Delaplaine is trustee and as to which Mr. Delaplaine has voting and disposition powers.
(6) Includes 11,821 shares held jointly with family members and as to which Mr. Gladhill has voting and disposition powers, 3,934 shares held by Mr. Gladhill as custodian for his son, and 8,085 shares owned by family members as to which Mr. Gladhill has voting and disposition powers.
(7) Includes 2,204 shares owned by family members and as to which Mr. Hoff has voting and disposition powers and 3,333 shares in the form of options exercisable within 60 days.
(8) Includes 2,781 shares owned jointly with a family member and as to which Mr. Moler has joint voting and disposition powers, 10,596 shares owned by a corporation controlled by Mr. Moler and as to which he has voting and disposition powers, and 2,523 shares owned by family members and as to which Mr. Moler has voting and disposition powers.
(9) Includes 3,954 shares owned by a family member and as to which Mr. Nicodemus has voting and disposition powers. Also includes 19,296 shares owned by a mutual corporation of which Mr. Nicodemus is Chairman of the Board of Directors and as to which Mr. Nicodemus has shared voting and disposition powers but disclaims beneficial ownership.
(10) Includes 6,710 shares in the form of options exercisable within 60 days.
(11) Includes 3,685 shares owned directly and 12,284 shares in the form of options exercisable within 60 days.
(12) Includes 2,893 shares owned by family members and as to which Mr. H. Warfield has voting and disposition powers.
(13) Includes 1,102 shares owned jointly with a family member and as to which Mr. J. Warfield has joint voting and disposition powers and 13,828 shares owned by family members as to which Mr. J. Warfield has voting and disposition powers.
(14) Includes 68,681 shares in the form of options exercisable within 60 days.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         To the knowledge of Bancorp, no person beneficially owns more than 5% of the outstanding Common Stock of Bancorp, except the Trust Department of the Bank which, according to a report filed with the Securities and Exchange Commission on Schedule 13G, beneficially held as of December 31, 1995, 291,584 shares of Bancorp Common Stock representing 6.6% of the outstanding shares. These shares are held in multiple accounts, no one of which represents more than 5% of the outstanding Common Stock of Bancorp, where the Bank acts as agent, trustee, or personal representative for others, and were acquired in the normal course of its trust business and not for the purpose of acquiring control of Bancorp.


                             ELECTION OF DIRECTORS

         The entire Board of Directors of Bancorp will be elected to hold office until the next annual meeting of stockholders and until their respective successors are elected and have qualified. Fourteen persons, all of whom are currently directors of Bancorp, are nominated as directors.

         It is the Board of Directors' intention that proxies not limited to the contrary will be voted for the following nominees, or, in the event that any of the nominees should be unable to serve or for good cause will not serve, for the election of such other persons as may be nominated by the Board of Directors. A plurality of votes is required to elect directors. Abstentions and broker non-votes generally will be treated as shares not voted and will have no effect.


INFORMATION CONCERNING NOMINEES

         The following table presents information concerning persons nominated by the Board of Directors for election as directors of Bancorp. Except as indicated, the nominees have been officers of the organizations named below as their principal occupations or of affiliated organizations for more than five years. Information is reported as of January 26, 1996.


Name of nominee                   Age, principal occupations, and
                                  directorships with public companies
-------------------------------------------------------------------------------

R. Carl Benna                     Mr. Benna is 48 years old and has
                                  served as a director of Bancorp and of the
                                  Bank since January 1989.  He is President of
                                  the North American Housing Corp., a modular
                                  housing manufacturer.  (1) (2) (3)

John D. Brunk                     Mr. Brunk is 58 years old and has served as a
                                  director of Bancorp since 1983 and of the
                                  Bank since 1975.  He is President of
                                  Frederick Produce Co., Inc., a wholesale food
                                  service distributor.  (2) (4) (5)

-------------------------------------------------------------------------------

Beverly B. Byron                  Ms. Byron is 63 years old and has served as a
                                  director of Bancorp and of the Bank since
                                  1993.  She is a former member of the U.S.
                                  House of Representatives for the 6th District
                                  of Maryland.  She is a member of the Boards
                                  of Directors of the Baltimore Gas and
                                  Electric Company, UNC, Inc., McDonnell
                                  Douglas Corp., and BlueCross BlueShield of
                                  Maryland.  (1) (5)

-------------------------------------------------------------------------------

Faye E. Cannon                    Ms. Cannon is 46 years old and has
                                  served as a director of Bancorp and of the
                                  Bank since 1993. She is President and Chief
                                  Operating Officer of Bancorp and the Bank.
                                  (3) (5) (6) (7) (8)

-------------------------------------------------------------------------------

Martha E. Church                  Dr. Church is 65 years old and has
                                  served as a director of Bancorp since 1983
                                  and of the Bank since 1982.  She is President
                                  Emerita of Hood College, an undergraduate
                                  liberal arts college for women, with a
                                  graduate school which meets area education
                                  needs, located in Frederick, Maryland. (1) (5)

-------------------------------------------------------------------------------

Albert H. Cohen                   Mr. Cohen is 73 years old and has
                                  served as a director of Bancorp since 1983
                                  and of the Bank since 1968.  He is an
                                  investor and building consultant.  (3) (5)
                                  (6) (7)

-------------------------------------------------------------------------------

George B. Delaplaine, Jr.         Mr. Delaplaine is 69 years old and has
                                  served as a director of Bancorp since 1983
                                  and of the Bank since 1979.  He is President
                                  of Great Southern Printing and Manufacturing
                                  Company, publisher of the Frederick
                                  News-Post.  (1) (3) (6) (7)


Maurice A. Gladhill               Mr. Gladhill is 45 years old and has
                                  served as a director of Bancorp and the Bank
                                  since 1985.  He is President of Gladhill
                                  Tractor Mart, Inc., a farm equipment
                                  dealership in Frederick, Maryland. (3) (4)
                                  (5) (6)

-------------------------------------------------------------------------------

Charles W. Hoff, III              Mr. Hoff is 61 years old and has served
                                  as a director of Bancorp since 1983 and of
                                  the Bank since 1980.  He is Chairman of the
                                  Board and Chief Executive Officer of Bancorp
                                  and the Bank.  (3) (5) (6) (7)

-------------------------------------------------------------------------------

Robert K. Moler                   Mr. Moler is 68 years old and has
                                  served as a director of Bancorp and of the
                                  Bank since 1995.  He is Chief Executive
                                  Officer of The Moler Company, an investment
                                  and farming entity.

-------------------------------------------------------------------------------

Charles A. Nicodemus              Mr. Nicodemus is 66 years old and has
                                  served as a director of Bancorp since 1983
                                  and of the Bank since 1973.  He is Chairman
                                  of the Board of Frederick Mutual Insurance
                                  Company, a property insurance company.  (3)
                                  (4) (5) (6) (7)

-------------------------------------------------------------------------------

H. Deets Warfield, Jr.            Mr. Warfield is 64 years old and has
                                  served as a director of Bancorp since 1983
                                  and of the Bank since 1974.  He is President
                                  of the Damascus Motor Co., Inc., an
                                  automobile dealership.  He is a member of the
                                  Board of Directors of First Citizens
                                  Financial Corporation.  (2) (4) (6) (7) (9)

-------------------------------------------------------------------------------

John C. Warfield                  Mr. Warfield is 66 years old and has
                                  served as a director of Bancorp since 1983
                                  and of the Bank since 1969.  He is President
                                  of The Frederick Motor Co., an automobile
                                  dealership.  (1) (2) (3) (5) (6) (9)


Thomas R. Winkler                 Mr. Winkler is 53 years old and has
                                  served as a director of Bancorp and of the
                                  Bank since 1992. He is Executive Vice
                                  President and Chief Operating Officer of Bio
                                  Whittaker, Inc.  (2) (4)

-------------------------------------------------------------------------------




(1)  Member of the Audit Committees of Bancorp and the Bank.
(2) Member of the Personnel, Compensation and Stock Option Committees of Bancorp and the Bank.
(3)  Member of the Planning Committees of Bancorp and the Bank.
(4)  Member of the Trust Investment Committee of the Bank.
(5)  Member of the Investment Committee of the Bank.
(6)  Member of the Executive Committees of Bancorp and the Bank.
(7)  Member of the Nominating Committees of Bancorp and the Bank.
(8) Ms. Cannon and Alice E. Stonebreaker, Bancorp's Assistant Secretary and Assistant Treasurer, are sisters.
(9) The Messrs. Warfield are not related. Mr. H. Warfield is the father-in-law of Gordon M. Cooley, Bancorp's Secretary and Legal Officer.



INFORMATION REGARDING THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

         During 1995, there were 6 meetings of the Board of Directors of Bancorp and the average attendance was 90% and there were 12 meetings of the Board of Directors of the Bank and the average attendance was 93%. Each of the directors attended at least 75% of the combined total number of meetings of the Boards of Directors and board committees of which he or she is a member. The Board of Directors of Bancorp has, among others, a Nominating Committee, an Audit Committee and a Personnel, Compensation and Stock Option Committee.

         The Nominating Committee of Bancorp is responsible for recommending persons to serve as new directors and met once during 1995. Members of the Nominating Committee are designated by note (7) above. Nominations for director which are presented to the Nominating Committee by stockholders are considered, along with those developed by the Nominating Committee, in light of the needs of Bancorp, as well as the nominee's individual knowledge, experience and background.

         The Audit Committee of Bancorp meets with Bancorp's internal and independent auditors to review whether satisfactory accounting procedures are being followed by Bancorp and whether internal accounting controls are adequate, to inform itself with regard to non-audit services performed by the independent auditors and to review fees charged by the independent auditors. The Audit Committee also recommends to the Board of Directors the selection of independent auditors. The Audit Committee met 5 times in 1995, and members are designated by note (1) above.

         The Personnel, Compensation and Stock Option Committee of Bancorp establishes the compensation for executive officers of Bancorp and the Bank, reviews generally all personnel issues, and administers Bancorp's 1983 and 1995 Stock Option Plans. During 1995, the directors designated by note (2) above were members of the Personnel, Compensation and Stock Option Committee of Bancorp. The Personnel, Compensation and Stock Option Committee met on 9 occasions during 1995.




            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


         The Personnel, Compensation and Stock Option Committee of the Board of Directors (the "Committee") has furnished the following report on executive compensation.

         The Committee establishes the compensation for executive officers of Bancorp and the Bank (collectively, "the Corporation"), reviews, generally, all personnel issues and administers Bancorp's 1983 and 1995 Stock Option Plans and the Executive Supplemental Income Plan. Committee objectives include administration of a total compensation package that allows the Corporation to attract and retain qualified persons to fill key executive positions and to effectively utilize incentive compensation programs which are directly related to executive officers accomplishing corporate goals and objectives, both operational and financial, aimed at achieving lasting improvement in the Corporation's long-term financial performance.

         The Committee utilizes the human resources' staff, and, as appropriate, other qualified consultants to review actual performance of the Chief Executive Officer and all executive officers and the Corporation's compensation practices as they compare to industry norms. In 1992 the Corporation undertook a survey of salary ranges for each position in the Corporation compared with similar positions both at other employers in each of the communities where the Corporation does business and at other banking institutions of similar size, business make-up and performance characteristics outside the Corporation's market area. In 1994 the survey results were updated and they will be updated prospectively when appropriate to reflect market-place changes and inflation. The survey was considered in 1995 as part of the Committee's deliberations.

         Compensation program components include:

         1. Base salary - Base pay levels are established based on a range for each position determined through comparison with other companies of like-size and performance and also based on the geographic area in which the Corporation does business. Actual salaries are based on the individual performance and experience of each executive officer.

         2. Annual incentive compensation - Includes payments made under an annual bonus plan instituted by the Corporation in 1979 which is discretionary and which provides payments to substantially all officers and employees based on the Corporation's performance each year. Bonuses under the plan are paid from a pool representing 5% of corporate earnings for a 12 month period and are distributed ratably based on individual compensation levels among those persons eligible under the Plan.

         Annual incentive compensation also includes consideration to the award of an additional merit bonus to executive officers of the Corporation when such a bonus is warranted. The merit bonus plan was first established in 1982. Merit bonus awards, if any, are at the discretion of the Committee based on corporate performance.

         3. Stock Option Program - The Corporation maintains 1983 and 1995 Stock Option Plans which provide for the grant of options to executive and other key officers, in the Committee's discretion, who have substantial responsibility for the management and growth of the Corporation. The Committee believes that grants of stock options, which allow employees to purchase shares of the Common Stock of the Corporation at specified prices in the future, aligns employees' interests in corporate performance with the interests of all stockholders. Each year the Committee determines the number of options, if any, to be granted in order to achieve these objectives.

         The Committee established the Chief Executive Officer's base salary in 1995 with reference to the salary ranges determined in the survey for chief executive officers. The Committee considers the Chief Executive Officer responsible for overall corporate performance, both operational and financial, and finds that the Chief Executive Officer's total compensation package in 1995 was justified based on both his personal performance and corporate performance in 1995, both financial and in the Corporation's focus on acquisition activities and the development of technological capabilities which should enhance long-term financial performance and shareholder value.

         After the review of its existing programs, the Committee believes that the total compensation awarded to the Chief Executive Officer and executives of the Corporation is consistent with the Committee's objectives. The amounts paid to individual executives are consistent with competition within the market and with banks of similar size (as reflected by the salary survey), individual performance of each executive, and, for incentive compensation, are rationally linked with the fulfillment of corporate objectives and corporate financial performance.


                                  Personnel, Compensation and Stock
                                  Option Committee of the Board of Directors:


                                  Thomas R. Winkler, Chairman
                                  R. Carl Benna
                                  John D. Brunk
                                  H. Deets Warfield, Jr.
                                  John C. Warfield

         The following table sets forth compensation information with respect to the Chief Executive Officer and the four next highest paid executive officers in 1995 (the "Named Executive Officers").



                          SUMMARY COMPENSATION TABLE

                                                                                           LONG TERM
                                                             ANNUAL                      COMPENSATION
                                                         COMPENSATION(1)                    AWARDS
                                                       ----------------------            ------------

                                                                                           OPTIONS            ALL OTHER
NAME AND PRINCIPAL POSITION                 YEAR        SALARY         BONUS(2)            (SHARES)(3)     COMPENSATION(4)
---------------------------                 ----       --------        --------            --------        ---------------
Charles W. Hoff, III                        1995       $186,650         $51,526              3,412                --
  Chairman and CEO of                       1994        176,700          60,169              3,307             $12,465
  Bancorp and of the Bank                   1993        176,800          60,673              3,307              20,352

Faye E. Cannon                              1995        161,700          41,719              3,412                --
  President and Chief Operating             1994        152,050          47,839              3,307              12,465
  Officer of Bancorp and of the Bank        1993        113,517          35,985              2,756              12,569

David R. Stauffer                           1995        148,000          32,977              2,835                --
  Vice President of Bancorp                 1994        144,000          38,093              2,756              12,465
  and Executive Vice President              1993        138,700          38,739              2,756              15,831
  of the Bank

Gordon M. Cooley                            1995         97,933          19,613              1,155                --
  Secretary of Bancorp and                  1994         93,500          22,517              1,102               8,648
  Senior Vice President of the Bank         1993         90,000          20,015              1,102               8,511

Alice E. Stonebreaker                       1995         85,000          18,626              2,520                --
  Assistant Secretary and                   1994         71,764          18,921              1,102               6,588
  Assistant Treasurer of Bancorp            1993         67,300          19,355              2,205               6,514
  and Senior Vice President of the Bank

(1) No Named Executive Officer received any perquisites in 1993, 1994, or 1995, the aggregate amount of which exceeded 10% of the officer's salary and bonus.
(2) Includes both annual bonus paid to substantially all employees and merit bonuses.
(3)   Adjusted to reflect 5% stock dividends paid on May 23, 1994 and May 22,
      1995.
(4) Includes Bancorp's contribution to the account of each Named Executive Officer in Bancorp's defined contribution Employee Benefit Plan (the "Plan") qualified under Section 401(k) of the Internal Revenue Code for both profit-sharing portion and corporate match of Named Executive Officer's individual contributions to the Plan up to 2% of salary, with a salary cap of $150,000. Dollar values of each contribution for 1995 will not be finally calculated until after mailing date of the Proxy Statement but will be included in the 1997 Proxy Statement.

         The following table sets forth information with respect to stock option grants to the Chief Executive Officer and the Named Executive Officers for the fiscal year ended December 31, 1995. Bancorp does not grant stock appreciation rights.


                            OPTIONS GRANTED IN 1995



                                                                                                     Potential Realizable Value
                                                                                                     at Assumed Annual Rates of
                                                                                                     Stock  Price Appreciation
                                         Individual Grants                                           for Option Term
--------------------------------------------------------------------------------------------------   --------------------------

                                          % of Total                        Market
                                            Options                          Price
                          Options         Granted to        Exercise        on Date
                       Granted(1)(2)     Employees in       Price(2)      of Grant(2)  Expiration
         Name            (shares)         Fiscal 1995      (per share)    (per share)     Date        0%       5%       10%
--------------------   -------------     ------------      -----------   ------------  -----------   ----    -------  ---------
Charles W. Hoff, III       3,412             9.45%           $28.21         $28.21       2/14/05      0      $60,542  $153,425

Faye E. Cannon             3,412             9.45             28.21          28.21       2/14/05      0      60,542    153,425

David R. Stauffer          2,835             7.85             28.21          28.21       2/14/05      0      50,304    127,479

Alice E. Stonebreaker      2,520             6.98             28.21          28.21       2/14/05      0      44,714    113,315

Gordon M. Cooley           1,155             3.20             28.21          28.21       2/14/05      0      20,494     51,936


(1) All options granted on February 14, 1995. Options exercisable to the extent of 25%, 50%, 75% and 100% on February 14, 1996, 1997, 1998 and
     1999 respectively.
(2)  Adjusted to reflect a five percent stock dividend paid May 22, 1995.


         The following table sets forth information with respect to the value of all options exercised during the fiscal year ended December 31, 1995 and the value of all options held on December 31, 1995 by the Chief Executive Officer and the Named Executive Officers.




              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       OPTION VALUES AT DECEMBER 31, 1995



                         Number of                               Number of Shares              Value of Unexercised
                          Shares                            Underlying Unexercised                 In-the-Money
                         Acquired                            Options at 12/31/95(2)           Options at 12/31/95(3)
                            on             Value          -----------------------------     -----------------------------
        Name             Exercise        Realized(1)      Exercisable     Unexercisable     Exercisable     Unexercisable
---------------------   -----------      -----------      -----------     -------------     -----------     -------------
Charles W. Hoff, III        -0-              -0-             7,010            8,371          $104,093          $59,097

Faye E. Cannon              525            $8,455            5,455            7,958           76,889           53,118

David R. Stauffer           200             3,500            3,935            6,968           55,168           49,243

Alice E. Stonebreaker       -0-              -0-            11,525            4,999           144,140          33,093

Gordon M. Cooley            -0-              -0-             7,562            2,751           87,464           18,731


(1) Based on the difference between aggregate fair market value on date of exercise and aggregate exercise price.
(2) Adjusted to reflect stock dividends paid between dates of grant and December 31, 1995.
(3) Based on the difference between aggregate fair market value at December 31, 1995 and aggregate exercise price.

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

         Bancorp provides an Executive Supplemental Income Plan (the "Supplemental Plan") in which Executive Officers Cannon, Hoff and Stauffer participate. The Supplemental Plan provides certain benefits which are integrated with the benefits provided Executive Officers Cannon, Hoff and Stauffer under Bancorp's defined contribution employee benefit plan qualifying under Section 401(k) of the Internal Revenue Code. The Supplemental Plan provides for retirement benefits to Executive Officers Cannon and Stauffer based on 65% (and 75% for Executive Officer Hoff) of their cash compensation including salary and bonuses as measured by the greater of (a) compensation paid during the 12 months immediately preceding retirement or (b) the average compensation paid during the three consecutive years of employment that yield the highest average.

         The Supplemental Plan also provides for benefits upon termination of employment following a change in control of the Bank or Bancorp. A change in control is defined as the acquisition of 25% or more of the combined voting power of the Bank or Bancorp, or a change in the majority of the members of the Board of Directors of the Bank or Bancorp during any two-year period. In the event of a termination of employment after a change in control, full compensation benefits will be paid to a participant in the Supplemental Plan until the third anniversary of the change in control. Thereafter, benefits will be based on a fraction of final compensation as detailed above. Assuming current compensation practices continue to retirement, in conjunction with current assumptions relating to contributions to and performance of Bancorp's 401(k) Plan and current assumptions relating to future levels of Social Security benefits, Executive Officers Cannon, Hoff and Stauffer would have estimated annual benefits under the Supplemental Plan of $126,888, $136,050, and $120,070, respectively.

         The Supplemental Plan also provides for a death benefit equal to 50% of a participant's cash compensation if the participant dies while still employed.



DIRECTORS' FEES AND DEFERRED COMPENSATION PLAN

         During 1995, each director of Bancorp received a quarterly director's fee of $250 plus $50 for each board meeting attended. Each director of the Bank received a quarterly fee of $1,500 plus $400 for each board meeting attended. Fees for attendance at each committee meeting are $100 for each director except full-time officers. Each director who is not also an officer of Bancorp or the Bank may elect to defer all or part of these fees until he or she either retires from his or her principal occupation or becomes 65 years of age, whichever occurs first. Interest is earned on the deferred amount at a rate established from time to time by the Board, currently 3.00% per annum. Payment of the deferred amount may be made to the director or his or her beneficiary in up to ten annual installments.

CERTAIN TRANSACTIONS WITH DIRECTORS AND OFFICERS

         During the past year Bancorp and the Bank have had, and expect to have in the future, banking transactions in the ordinary course of their businesses with directors and officers of Bancorp and the Bank and with their affiliates on substantially the same terms, including interest rates, collateral, and repayment terms on loans, as those prevailing at the same time for comparable transactions with others. The extensions of credit did not involve and do not currently involve more than the normal risk of collectibility or present other unfavorable features.

         The Bank purchased advertising and related services totalling $77,336 in 1995 from the Great Southern Printing and Manufacturing Co. of which Director George B. Delaplaine, Jr. is President. The Bank purchased automobiles and related services totalling $62,327 in 1995 from the Frederick Motor Company of which Director John C. Warfield is President.

STOCKHOLDER RETURN PERFORMANCE GRAPH

         The following graph compares the cumulative total return of Bancorp's Common Stock with that of a broad market index (NASDAQ Stock Market, U.S. Companies only) and an industry peer group index (NASDAQ Bank Stocks). Information is provided for the five year period ending December 31, 1995. The graph assumes that the value of the investment in Bancorp's Common Stock and each index was $100 on December 31, 1990 and that all dividends were reinvested.




                                    [GRAPH]



                                                                 DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------
                                               1990         1991         1992          1993           1994          1995
----------------------------------------------------------------------------------------------------------------------------------
F&M BANCORP                                     100           90          123           155            209           230
----------------------------------------------------------------------------------------------------------------------------------
NASDAQ US COMPANIES                             100          161          187           215            210           296
----------------------------------------------------------------------------------------------------------------------------------
NASDAQ BANK STOCKS                              100          164          239           272            271           404
----------------------------------------------------------------------------------------------------------------------------------

               AUDIT COMMITTEE AND INDEPENDENT PUBLIC ACCOUNTANTS


         The accounting firm of Keller Bruner & Company, L.L.C., has acted as Bancorp's independent public accountants for the year ended December 31, 1995 and has been recommended by the Audit Committee and selected by the Board of Directors to act as such for the current fiscal year. A partner of Keller Bruner & Company, L.L.C., is expected to be present at the annual meeting and will have an opportunity to make a statement if he desires and to respond to appropriate questions.



                                 OTHER MATTERS


         The management of Bancorp knows of no matters to be presented for action at the annual meeting other than those mentioned above; however, if any other matters properly come before the annual meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of Bancorp. Each such matter generally requires the affirmative vote of a majority of the shares voted on the matter. Abstentions and broker non-votes generally will be treated as shares not voted and will have no effect.



                             STOCKHOLDER PROPOSALS


         Stockholders' proposals intended to be presented at the 1997 Annual Meeting must be received by Bancorp for inclusion in Bancorp's Proxy Statement and form of proxy relating to that meeting by November 13, 1996.

                           ANNUAL REPORT ON FORM 10-K


         A COPY OF THE ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO KENNETH M. SABANOSH, VICE PRESIDENT AND TREASURER, AT CORPORATE HEADQUARTERS.

                                        By Order of the Board of Directors,


                                        Gordon M. Cooley
                                        Secretary

Frederick, Maryland
March 13, 1996

                                 F&M BANCORP


              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED STOCKHOLDER of F&M Bancorp hereby appoints Faye E. Cannon, Alice E. Stonebreaker, and David R. Stauffer, or any two of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders called to convene at 10:00 a.m. on April 16, 1996, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March 13, 1996, receipt of which is hereby acknowledged.

1.  ELECTION OF 14 DIRECTORS

      / / FOR all nominees listed below as              / / WITHHOLD AUTHORITY
          recommended by the Board of Directors             to vote for all nominees listed below
          (except as marked to the contrary)

 R. BENNA, J. BRUNK, B. BYRON, F. CANNON, M. CHURCH, A. COHEN, G. DELAPLAINE,
          M. GLADHILL, C. HOFF, R. MOLER, C. NICODEMUS, H. WARFIELD,
                          J. WARFIELD AND T. WINKLER

    (INSTRUCTION: To withhold authority for any individual nominee, strike a line through the nominee's name in the list above)

2. IN THEIR DISCRETION, on such other matters as may properly come before the meeting.

                (Please mark, date and sign the reverse side)

                          CONTINUED FROM OTHER SIDE

SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED (OR THE VOTE ON SUCH MATTERS WILL BE WITHHELD ON SPECIFIC MATTERS) IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THE PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED FOR PROPOSAL 1 AND IN THE BEST DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS.


                            Dated                                        , 1996
                                  ---------------------------------------


                            ---------------------------------------------------
                                               (Signature)


                            ---------------------------------------------------
                                               (Signature)

                            Please date and sign exactly as name(s) appears at left. If joint account, both owners should sign.

   (PROXY INFORMATION APPEARS ON THE REVERSE SIDE.  PLEASE MARK, DATE, SIGN,
       AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.)




                       --------------------------------

                                 F&M BANCORP
                                ANNUAL MEETING

                                Holiday Inn FSK
                                  Room FSK B
                              5400 Holiday Drive
                          Frederick, Maryland 21703

                                APRIL 16, 1996
                                  10:00 A.M.